UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

resTORbio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, 13th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 315-5528

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TORC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On May 28, 2020, the Company issued a press release announcing the initiation of a study to evaluate if antiviral prophylaxis with RTB101 reduces the severity of COVID-19 in nursing home residents.  A copy of the press release is being furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On May 28, 2020, resTORbio, Inc. (the “Company”) issued a press release to announce that it will initiate a randomized, double-blind, placebo-controlled study to evaluate whether prophylaxis with RTB101 as compared to placebo reduces the severity of laboratory-confirmed COVID-19 in adults 65 years of age and older who reside in a nursing home in which one or more residents or staff have developed laboratory-confirmed COVID-19. The study will be conducted in collaboration with Investigators at Brown University’s Schools of Medicine and Public Health and Insight Therapeutics, LLC, and in certain nursing homes within the Genesis Healthcare system, where patients will be provided the opportunity to volunteer and participate in the study.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, our expectations of the potential impact of COVID-19 on strategy, future operations, and the timing of our clinical trials, including potential impacts on enrollment and initiation; our proposed timing, enrollment, trail design, and anticipated results of our clinical trial of RTB101 in patients at risk of laboratory-confirmed COVID-19; our future plans to develop RTB101 alone or in combination with rapalogs, including the therapeutic potential and clinical benefits thereof; our expectations on the potential patient populations that may be addressed by our product candidates; and our ability to replicate results achieved in our clinical trials in any future trials, constitute forward-looking statements identified by words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and similar words or expressions.

Any forward-looking statements in this statement are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with: the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labelled a pandemic by the World Health Organization, the timing and anticipated results of our clinical trials; the risk that the results of our clinical trials may not be predictive of future results in connection with future clinical trials; our ability to explore and evaluate strategic alternatives and external opportunities, the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property as well as those risks more fully discussed in the section entitled “Risk Factors” in the Annual Report on Form 10-K filed by resTORbio, Inc. with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our beliefs, expectations, assumptions and views only as of today and should not be relied upon as representing our beliefs, expectations, assumptions and views as of any subsequent date. resTORbio explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1

Press Release entitled, “resTORbio Announces Initiation of Study to Evaluate if Antiviral Prophylaxis with RTB101 Reduces the Severity of COVID-19 in Nursing Home Residents” issued by resTORbio, Inc. on May 28, 2020, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020	resTORbio, Inc.

	By:	/s/ Chen Schor
Chen Schor
President and Chief Executive Officer